Loans receivable from joint ventures	12 Months Ended
Dec. 31, 2025
Disclosure of joint ventures [abstract]
Loans receivable from joint ventures
9.	Loans receivable from joint ventures

The Group and CSSC (Hong Kong) Shipping Company Limited (“CSSC Shipping”), Societe d’Armement et de Transports SOCATRA S.A.S (“SOCATRA”) and Simbolo Holdings Limited (“Simbolo”), are joint venture partners in Vista Shipping Pte. Ltd. (“Vista”), Ecomar Shipholding S.A.S (“Ecomar”); and Complexio Ltd. (“Complexio”) respectively.

As part of financing for the newbuilds under Vista and Ecomar, each joint venture partner provides to the joint venture a shareholder’s loan to finance 50% of the initial payment instalments for the product tanker vessels. For the financial year ended 31 December 2025, the Group provided shareholder loans in the form of convertible loan notes to Complexio to support its working capital requirements.

In 2025, the Group provided debt financing of US$10.9 million (2024: US$13.2 million) to the joint ventures.

The loans receivable from Vista bears interest at a fixed rate of 5% per annum (2024: 3% per annum), while the loan receivable from Ecomar bears interest at a rate corresponding to the maximum deductible quarterly rate accepted by the French tax authorities. The loans receivable from Vista and Ecomar are subsequently measured at amortised cost and approximate their fair values.

The loans receivable from Complexio are unsecured, mature in March 2027 and bears interest at a fixed rate of 3% per annum. The Group has the option to convert its loans receivable including unpaid interest receivable from Complexio into equity upon maturity. The loans receivable from Complexio are subsequently measured at FVTPL and the carrying amount as at 31 December 2025 approximate their fair values.

As the Group does not expect the joint ventures to settle the loans within the next 12 months, the loans receivable are classified as “non-current” receivables.